Exhibit 99.1

Farmer Brothers to Be Acquired by Royal Cup, Creating a Scaled, Integrated Beverage Solutions
Platform
Combined business will establish comprehensive product portfolio, beverage equipment and services, and national distribution
Braemont Capital provides strategic capital to support transaction

Fort Worth, Texas, March 4, 2026 – Farmer Brothers Coffee Co. (NASDAQ: FARM), a leading roaster, wholesaler and distributor of coffee, tea and allied products, and Royal Cup Coffee & Tea announced today that they have entered into a definitive agreement in which Royal Cup will acquire all outstanding shares of Farmer Brothers stock for $1.29 per share in an all-cash transaction.

As a result of the transaction, Farmer Brothers will combine with Royal Cup and become a private company. The transaction is expected to close in the company’s fiscal fourth quarter ending June 30, 2026.

Founded in 1912, Farmer Brothers Coffee is a national roaster, wholesaler and distributor of coffee, tea and allied products. The company’s nationwide direct-store-delivery network provides extensive beverage planning and equipment services and culinary products to a wide variety of U.S.-based customers, ranging from small independent restaurants and foodservice operators to large institutional buyers. Its brands include Farmer Brothers, Boyd’s Coffee, SUM>ONE Coffee Roasters, West Coast Coffee, Cain’s and China Mist.

“Farmer Brothers has always been dedicated to perfecting roasting techniques and sourcing practices to bring our customers the finest traditional, premium and specialty coffee,” said Farmer Brothers President and Chief Executive Officer John Moore. “We are driven by the belief that connections are built over coffee, and this transaction is a true example as it will combine Farmer Brothers and Royal Cup – two long-standing industry giants. Bringing together more than 250 years of coffee expertise, it allows us to enhance our manufacturing and production capabilities, expand our already industry-leading nationwide distribution network, create even greater economies of scale and ultimately better serve our customers.”

Royal Cup is a nearly 130-year-old company that has built a strong business roasting and distributing specialty and premium coffees, teas and beverage solutions across the country. In December 2025, Braemont Capital, a relationship-driven investment firm, invested in Royal Cup to accelerate innovation, expansion and service.

“This transaction will allow Royal Cup and Farmer Brothers to combine our complimentary capabilities and build a more resilient national organization with the infrastructure and products necessary to better support our growing customer base across multiple channels,” said Royal Cup Chief Executive Officer Chip Wann. “Farmer Brothers has built an extraordinary legacy over the last 114 years — one that mirrors our own commitment to quality, route distribution and service, and the relationships we build with every customer we serve. Together, we will bring greater scale, deeper expertise and an unmatched portfolio of products to the foodservice, hospitality and convenience markets we both call home. I'm incredibly proud of what both of our teams have built, and I'm even more excited about what we will build together."

“We’re incredibly excited to partner with Farmer Brothers, one of the most beloved names in the B2B coffee industry,” said Braemont Capital Partner Wali Bacdayan. “We are committed to helping partners like Farmer Brothers and Royal Cup unlock their full potential as they strategically grow operations and expand their customer base. We look forward to helping two of the leading experts in direct store delivery coffee operations come together to create a truly, one-of-a-kind coffee, tea and beverage provider.”

About the Transaction

Under the terms of the agreement, Royal Cup will acquire all outstanding shares of Farmer Brothers for $1.29 per share in an all-cash transaction.

Farmer Brothers Board of Directors has unanimously approved the proposed transaction and is recommending its shareholders vote to approve the transaction and adopt the agreement. The transaction is expected to close during the company’s fiscal fourth quarter ending June 30, 2026, subject to certain conditions set forth in the agreement, including the approval of a majority of Farmer Brothers’ shareholders and other customary conditions. Upon completion of the transaction, Farmer Brothers’ shares will no longer trade on the NASDAQ Global Select Market, as Farmer Brothers will become a privately held entity.

Advisors

North Point Mergers and Acquisitions, Inc. is serving as the financial advisor and Winston & Strawn LLP is acting as the legal advisor to Farmer Brothers. Stephens, Inc. is serving as the financial advisor and Kirkland and Ellis LLP is acting as the legal advisor to Royal Cup and Braemont Capital.

About Farmer Brothers

Founded in 1912, Farmer Brothers Coffee Co. is a national coffee roaster, wholesaler, equipment servicer and distributor of coffee, tea and culinary products. The company’s product lines include organic, Direct Trade and sustainably produced coffee, as well as tea, cappuccino mixes, spices and baking/biscuit mixes.

Farmer Brothers Coffee Co. delivers extensive beverage planning services and culinary products to a wide variety of U.S.-based customers, ranging from small independent restaurants and foodservice operators to large institutional buyers, such as restaurant, department and convenience store chains, hotels, casinos, healthcare facilities and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer branded coffee and tea products and foodservice distributors. The company’s primary brands include Farmer Brothers, Boyd’s Coffee, SUM>ONE Coffee Roasters, West Coast Coffee, Cain’s and China Mist. You can learn more at farmerbros.com.

About Royal Cup Coffee & Tea

Royal Cup Coffee & Tea is a local, family-owned business that manufactures and distributes high-quality coffee and tea in a variety of flavors and formats. Since 1896, Royal Cup’s reach extends throughout the United States, Mexico and the Caribbean, serving customers in the food service, hospitality, office and specialty coffee markets. Built on strong history and family tradition, Royal Cup’s values are the heart of their work. Read more at royalcupcoffee.com.

About Braemont Capital

Braemont Capital is a relationship-driven investment firm focused on partnering with founders, families and ownership-minded management teams to invest in companies at growth inflection points. The firm is differentiated by the combination of an experienced team, extensive industry partner network and a flexible, long-term capital base. Braemont Capital is growth-oriented and seeks to generate superior outcomes through entrepreneurial business-building initiative. Its capital base enables it to be flexible in structuring and holding investments to execute these initiatives and create enduring value. For more information, please visit braemont.com or linkedin.com/company/braemont-capital.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Farmer Brothers Coffee Co. plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (SEC). The definitive proxy statement (if and when available) will be mailed to stockholders of the company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the company through the website maintained by the SEC at sec.gov. Copies of the documents filed with the SEC by the company will also be available to stockholders of the company free of charge on the company’s website at farmerbros.com or by written request to Farmer Brothers’ corporate secretary at 14501 N Fwy, Fort Worth, Texas 76177, Attn: Corporate Secretary.

Participants in the Solicitation

The company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the company’s stockholders in connection with the transaction. Information about the directors and executive officers of the company is set forth in its annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Sept. 11, 2025, its Amendment No. 1 to Annual Report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Oct. 24, 2025 and in other documents filed with the SEC by the company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “expects,” “intends,” “future,” “may,” “will,” “should,” “could,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the company to pay a termination fee; (6) the effects of disruption from the transactions on the company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) the company’s sales; (8) changes in operating costs, such as production, transportation and labor; (9) the company’s ability to leverage its existing management and infrastructure; (10) changes in general and administrative expenses, capital expenditures, effective tax rate, impairment and other costs; (11) general economic conditions and (12) conditions beyond the company’s control such as timing of government policies, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the company’s public filings with the SEC from time to time, including the company’s most recent annual report on Form 10-K for the year ended June 30, 2025, quarterly reports on Form 10-Q and current reports on Form 8-K. The company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update any forward-looking statements, except as required by law.

Farmer Brothers Investor and Media Contact
Brandi Wessel
Director of Communications
405-885-5176
bwessel@farmerbros.com

Braemont Capital
Gagnier Communications
Dan Gagnier/Lindsay Barber
Braemont@gagnierfc.com